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                               CUSTODIAL AGREEMENT


     THIS CUSTODIAL AGREEMENT (the "Agreement") is made and entered into as of the 1st day of March 1996, by and among THE FIRST NATIONAL BANK OF BOSTON, a national banking association (the "Custodian"), INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership ("Industry"), and IMC CORPORATION OF AMERICA, a Delaware corporation ("IMC" and, collectively with Industry, the "Borrowers"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender").

     A. The Borrowers and the Lender are entering into a Warehousing Credit and Security Agreement of even date herewith, as the same may hereafter be amended from time to time (the "Credit Agreement"), under which advances made by the Lender to the Borrowers ("Advances") will be secured by specifically pledged mortgage loans.

     B. The Lender and the Borrowers desire to deposit with the Custodian from time to time promissory notes evidencing such specifically pledged mortgage loans ("Pledged Notes") and other documentation related to such specifically pledged mortgage loans, as specified in this Agreement or otherwise from time to time by the Lender (the "Collateral Documents"), to be held by the Custodian acting as agent and bailee of the Lender.

     C. Custodian is willing to act in such capacity under the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. Terms capitalized and used herein shall have the meanings given them elsewhere herein or, if not defined elsewhere herein, shall have the following meanings:

        "Advance" shall mean a loan made by the Lender to either Borrower under the Credit Agreement.

        "Approved Subwarehousing Agreement" means a loan and security agreement acceptable to Lender between either of the Borrowers and a Subwarehousing Borrower acceptable to the Lender, pursuant to which such Borrower makes loans to such Subwarehousing Borrower against the pledge to such Borrower of Mortgage Loans to secure such loans. The Lender shall from time to time provide the Custodian with a list of Approved Subwarehousing Agreements and Subwarehousing Borrowers, and the Custodian may conclusively rely on that list.

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        "Business Day" means any day excluding  Saturday or Sunday and excluding any day on which national banking associations are closed for business.

        "Company   Securities"  means  securities  (other  than  Mortgage-backed
    Securities) issued by Industry, a subsidiary of Industry other than IMC, or a trust created by Industry or a subsidiary of Industry other than IMC, that are backed by Mortgage Loans.

        "FHLMC" means the Federal Home Loan Mortgage Corporation and any successor thereto.

        "FNMA" means the Federal National Mortgage Association and any successor thereto.

        "GNMA" means the Government National Mortgage Association and any successor thereto.

        "Investor" means FNMA, FHLMC or a financially responsible private institution which is deemed acceptable by the Lender from time to time in its sole discretion.

        "Mortgage" means a mortgage or deed of trust on improved real property.

        "Mortgage-backed Securities" means GNMA, FNMA or FHLMC securities that are backed by Mortgage Loans.

        "Mortgage Loan" means any loan evidenced by a Mortgage Note and secured by a Mortgage.

        "Mortgage Note" means a promissory note secured by a Mortgage.

        "Pledged Mortgage" shall mean Mortgage Loans (other than Subwarehousing Mortgage Loans), including all Mortgage Notes and Mortgages evidencing such Mortgage Loans, which from time to time are delivered or caused to be delivered to the Custodian or in respect of which an Advance has been made by the Lender, including without limitation all Mortgage Loans in respect of which Wet Settlement Advances have been made by the Lender


        "Pledged Subwarehousing Mortgage" shall mean a Mortgage Loan in respect of which an Advance has been made by the Lender, of which the Borrowers otherwise pledge to the Lender hereunder, all Subwarehousing Notes evidencing the same, all of the Borrowers' right, title and interest in and to all Approved Subwarehousing Agreements and other agreements, documents and instruments governing, evidencing, securing or otherwise relating to the same, and all of the Borrowers'

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    right,   title  and  interest  in and to all  Subwarehousing  Mortgage Loans
    securing  such   Subwarehousing  Loans,  including  all  Mortgage Notes  and
    Mortgages evidencing  or securing such Subwarehousing Mortgage Loans.

        "Release Amount" shall mean in connection with any Pledged Mortgage or Pledged Subwarehousing Mortgage shall be (i) prior to the occurrence of an Event of Default under the Credit Agreement, the principal amount of the Advances made against such Pledged Mortgage or the Subwarehousing Loan secured by such Pledged Subwarehousing Mortgage, and (ii) from and after the occurrence and during the continuance of an Event of Default, the amount paid to the Lender in a commercially reasonable disposition of a Pledged Mortgage or the amount of the Subwarehousing Loan secured by a Pledged Subwarehousing Mortgage.

        "Subwarehousing Borrower" means the Person to which the Borrowers make Subwarehousing Loans pursuant to any Approved Subwarehousing Agreement.

        "Subwarehousing Loan" means a loan made by either Borrower to any Subwarehousing Borrower pursuant to any Approved Subwarehousing Agreement, provided that (i) such loan is secured by a Subwarehousing Mortgage Loan with respect to which the Collateral Documents have been delivered to the Custodian, and (ii) such loan is evidenced by a Subwarehousing Note that has been delivered to the Lender.

        "Subwarehousing  Mortgage  Loan"  means a  Mortgage  Loan  pledged  by a
    Subwarehousing   Borrower   to  either   Borrower   pursuant to  an Approved
    Subwarehousing Agreement.

        "Subwarehousing Note" means a promissory note executed and delivered by a Subwarehousing Borrower to either Borrower to evidence Subwarehousing Loans made by such Borrower pursuant to an Approved Subwarehousing Agreement.

        "Wet Settlement Advance" means an Advance in respect of the closing or settlement of a Mortgage Loan, based upon delivery to the Lender of a Bailee Pledge Agreement, pending subsequent delivery of the Collateral Documents as provided in this Agreement.

     SECTION 2. Delivery of Documents to Custodian. Under the terms of the Credit Agreement, the Borrowers are required to deliver the Pledged Note and the Collateral Documents related to each Pledged Mortgage and Pledged Subwarehousing Mortgage to the Lender, either after the making of a Wet Settlement Advance against such Pledged Mortgage or as a condition precedent to the Lender making any other Advance against such Pledged Mortgage or the Subwarehousing Loan secured by such Pledged Subwarehousing

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Mortgage.  In accordance with the terms of this Agreement,  the Custodian agrees to accept delivery of the Pledged Notes and the Collateral Documents as the agent and bailee for the Lender.

     SECTION 3. Procedure for Recuestinq Advances. Notwithstanding anything to the contrary contained in the Credit Agreement, on the date the Borrowers wish the Lender to make an Advance under the Credit Agreement, the Borrowers shall:

        (a) Not later than 10:30 a.m. (Eastern time) on the date an Advance is requested, deliver to the Lender the following:

          (1) an original  Request  for  Advance in the form of Exhibit  C-SF or
      Exhibit C-SUBW    attached   to   the  Credit  Agreement  (which   may  be
      electronically    transmitted);

          (2) in the case of a request for a Wet Settlement Advance, an executed Bailee Pledge Agreement in the form of Exhibit M attached to the
      Credit   Agreement;

          (3) in the case of a request for a Wet Settlement  Advance,  a copy of
      the   settlement  or funding check,  payable to the closing agent, used to fund the related Pledged Mortgage.

        (b) In the case of an Advance other than a Wet Settlement Advance, not later than 9:00 a.m. (Eastern time) on the date an Advance is requested, deliver to the Custodian the following:

          (1) an original signed Mortgage Note evidencing the related Pledged Mortgage, and one copy thereof;

          (2) a copy of the Mortgage securing the related Pledged Mortgage, certified as true by the closing agent;

          (3) an executed assignment of the Mortgage to the Lender in rGcordable form;

          (4) copies of all interim assignments of the Mortgage, certified as true by the closing agent;

          (5) completed Company Worksheet Concerning Applicability of Section 32 of Regulation Z (12 CFR Section 226.32) and, if Section 32 applies, copies of he disclosure and other related documentation delivered to the mortgagor, evidencing compliance with Section 32.

Not later than 10:30 a.m. (Eastern time) on the date any Advance(s) other than Wet Settlement Advances are requested, the Custodian shall notify the Lender of the Pledged Mortgages and Pledged Subwarehousing Mortgages with respect to which the required

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documents have been received, in a form designated by the Lender. In the case of a Wet Settlement Advance, the Borrowers shall deliver to the Custodian the documents required under clause (b) within five Business Days after the date on which the related Advance is made.

     Not later than 12:00 noon (Eastern time) on any date on which Advances are made, the Lender will deliver to the Custodian a report identifying the Mortgage Loans against which Advances were made that day, in the form of Exhibit A hereto (the "Loans Warehoused Report").

     SECTION 4. Duties of Custodian.

        (a) Collateral Review and Daily Reporting. Upon receipt of the Pledged Note and the Collateral Documents for any Pledged Mortgage, as described in
     Section 3(b) above, the Custodian will examine the Pledged Note and Collateral Documents in accordance with the Document Review Requirements prescribed by the Lender. A copy of the Document Review Requirements as currently in effect are attached hereto as Exhibit B. The Lender reserves the right, upon five (5) Business Days' prior written notice to the Custodian, to modify the Document Review Requirements to conform to current legal requirements or Lender practices (provided, however, that modifications to conform to current Lender practices do not materially increase the review responsibilities of the Custodian unless such Lender practices conform to industry practices). If any Pledged Mortgages are being pledged to the Lender in connection with (i) a bulk purchase of Mortgage Loans by the Borrower or (ii) the release of a Lien on such Mortgage Loans by another lender to the Borrowers, the Custodian shall provide to the Lender a copy of the documentation confirming such purchase and/or release no later than 10:30 a.m. (Eastern time) on the date of the requested Advances against such Pledged Mortgages. After the Custodian completes its examination of the Pledged Notes and the Collateral Documents, the Custodian shall deliver to the Lender, with a copy to the Borrowers, no later than 4:00 p.m. (Eastern time) on each Business Day, a daily collateral status report in the form of Exhibit C hereto, certifying that such Collateral complies with the Document Review Requirements or, if it fails to so comply, accompanied by a written statement of the manner in which the Pledged Note and the Collateral Documents fail to satisfy the Document Review Requirements. If, subsequent to the delivery of a daily collateral status report with respect to a Pledged Mortgage, the Custodian discovers any defect with respect to a Pledged Note or any Collateral Document, the Custodian shall give written specification of such defect to the Lender and the Borrowers. Delivery of the daily collateral status report shall be made

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     by  telecopy  (with  a  hard copy being  mailed the same day) to the Lender and the Borrowers.

        (b) Possession of Pledged Notes. Following the Custodian's receipt of a Pledged Note and the related Collateral Documents, the Custodian shall retain possession and custody thereof in trust for the benefit of the Lender and as the agent and bailee of the Lender for purpose of perfecting the Lender's security interest therein under applicable law. The Pledged Notes shall be retained by the Custodian and shall, subject to the provisions of Section 5 hereof, be segregated from any property held by the Custodian for the Borrowers or any other Person. The Custodian shall also make appropriate notations in the Custodian's books and records reflecting that each Pledged Note has been pledged to the Lender and that the Lender has acquired and holds a security interest therein. The Custodian shall have secure vault storage facilities in which the Pledged Notes and the Collateral Documents shall be retained. Notwithstanding any other provision of this Agreement, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, that the Custodian might otherwise have against all or any part of the Pledged Notes and the Collateral Documents or the proceeds thereof.

        (c) Weekly Reports. The Custodian shall deliver to the Lender, on the first Business Day of each week, as of the opening of business on such day, a weekly collateral status report in the form of Exhibit D hereto, confirming the Advances outstanding, and Pledged Notes and Collateral Documents received, and setting forth (1) Mortgage Loans with respect to which the Mortgage Note and Collateral Documents have not been delivered within five Business Days after the making of a Wet Settlement Advance, (2) Mortgage Loans shipped to an Investor or pool custodian for purchase and not purchased within thirty (30) days after shipment, if any, (3) Mortgage Loans shipped to the Borrowers for correction pursuant to a Trust Receipt and not returned within ten Business Days, (4) Mortgage Loans against which an Advance has been outstanding for more than the maximum period permitted under the Credit Agreement, and (5) the amount of Advances outstanding under each sublimit set forth in the Credit Agreement. Delivery of the foregoing shall be made by hand or by telecopy (with a hard copy being mailed the same day).

        (d) Other Information. The Custodian shall, promptly upon receipt, send to the Lender by facsimile copies of all notices given to the Custodian of a security interest in or other encumbrance in any of the Collateral Documents.

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     SECTION 5. Release of Pledged Notes by the Custodian.

        (a) To the Lender. Subject to the provisions of this subparagraph, the Custodian is hereby authorized and directed, at any time and from time to time, to deliver to the Lender or to its designee all or any of the Pledged Notes and the Collateral Documents, upon receipt by the Custodian of a written request of the Lender (with a copy to the Borrowers). Within one
     (1) Business Day following the Custodian's receipt of the Lender's written request, the Custodian shall send the applicable Pledged Notes and Collateral Documents to the Lender or its designee. All Pledged Notes and Collateral Documents to be delivered by the Custodian to the Lender or its designee shall be delivered in person, by reputable overnight courier, by registered mail or by other means agreed upon between the Lender and the Custodian.

        (b) To the Borrowers. From time to time, unless and until the Lender has notified the Custodian that an Event of Default has occurred and is continuing, upon the Custodian's receipt from the Borrowers of the Borrowers' Shipping Request in the form of Exhibit E hereto ("Shipping Request"), the Custodian is hereby authorized to deliver the Pledged Notes to the Borrowers against a Trust Receipt (Borrowers) in the form of Exhibit F hereto; provided, that the aggregate principal balance of all Pledged
     Mortgages with respect to which the Mortgage Note or any Collateral Document is at any time in the Borrowers' possession pursuant to a Trust Receipt shall not exceed $5,000,000. Trust Receipts shall be prepared by the Custodian.

        (c) To Pool Custodian. From time to time, unless and until the Lender has notified the Custodian that an Event of Default has occurred and is continuing, upon the receipt from the Borrowers of the Borrowers' Shipping Request, the Custodian is hereby authorized to transfer the Pledged Notes and Collateral Documents to itself, in its capacity as custodian for the purpose of holding a pool of Pledged Mortgages that will secure or otherwise support a Mortgage-backed Security or a Company Security (in such capacity, Custodian is hereinafter referred to as "Pool Custodian"). Upon any such transfer, the Lender will continue to have a security interest in the Pledged Notes and Collateral Documents so transferred. The Pool Custodian shall hold the Pledged Notes and Collateral Documents in trust for the Lender, and subject to the Lender's direction and control. The Pool Custodian shall immediately upon the Lender's request deliver the Pledged Notes and the Collateral Documents to the Lender. The Borrowers shall, not less than ten days prior to the date of issuance of any Mortgage-backed Securities or Company Securities, notify the Custodian of the underwriter(s) or placement agent(s) for such securities. The Custodian

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     shall  notify  the  underwriter(s)  or   placement  agent(s)  for  any such
     Mortgage-backed Securities or Company Securities of the Lender's security interest in the Pledged Mortgages. The Borrowers shall provide for the payment of the Release Amount for each Pledged Mortgage directly to the Lender as provided in the Credit Agreement. No Mortgage-backed Security or Company Security secured or otherwise supported by Pledged Mortgages may be issued unless the Pool Custodian confirms, either from the Lender or by direct access to the Lender's account information, that the Lender has received the Release Amount with respect to all such Pledged Mortgages.

        (d) To Investors. From time to time, unless and until the Lender has notified the Custodian that an Event of Default has occurred and is continuing, upon the receipt from the Borrowers of the Borrowers' Shipping Request, the Custodian is hereby authorized to deliver the Pledged Notes and Collateral Documents to investors against a Bailee Letter in the form of Exhibit G hereto. Bailee Letters shall be prepared by the Custodian.

        (e) Against Payment. From time to time, unless and until the Lender has notified the Custodian that an Event of Default has occurred and is continuing, upon the receipt from the Borrowers of the Borrowers' Shipping Request, the Custodian is hereby authorized to transfer the Pledged Note and Collateral Documents evidencing and securing any Pledged Mortgage to the Borrowers, to itself, as custodian for another Person, or to any other Person, against payment of the Release Amount with respect to such Pledged Mortgage to the Lender.

        (f) Loans Paid Report. The Custodian shall, by 1:00 p.m. (Eastern time) on each Business Day, provide the Lender with a Loans Paid Report, in form and substance satisfactory to Lender, identifying the Pledged Mortgages and Pledged Subwarehousing Mortgages with respect to which the proceeds have been received by the Lender. The Custodian shall have access to information concerning deposits into the Cash Collateral Account for purposes of enabling the Custodian to identify the Pledged Mortgages and Pledged Subwarehousing Mortgages with respect to which payments have been received.

        (g) Power of Attorney. The Custodian shall have the authority to execute endorsements of Pledged Notes, assignments of the related Mortgages and other Collateral Documents on behalf of the Borrower to implement the terms of this Agreement pursuant to a limited power of attorney in the form of Exhibit H hereto.

     SECTION 6. Custodian's Fees. The Borrowers will pay the fees of the Custodian accrued under this Agreement, pursuant to a separate arrangement, between them. The Lender shall have no

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liability or  obligation  to pay any such fees,  and the duties of the Custodian hereunder shall be independent of the Borrowers' performance of its obligations to the Custodian in respect of such fees.

     SECTION 7. Termination of Agreement. This Agreement shall become effective on and as of the date hereof and shall terminate upon the Custodian's receipt of written notice of termination signed by the Lender and delivery of all Pledged Notes and Collateral Documents then held by the Custodian to the Lender or, if authorized in writing by the Lender, to the Borrowers. Notwithstanding termination, the Lender's security interest in the Pledged Notes and Collateral Documents and the proceeds shall continue in effect until all advances under the Credit Agreement and all other obligations of the Borrowers to the Lender have been paid and satisfied in full.

     SECTION 8. Resignation of Custodian.

        (a) Resignation. The custodian shall have the right, with or without cause, to resign as "Custodian" under this Agreement upon sixty (60) days' prior written notice to the Lender and the Borrowers. The Custodian shall continue to act as "Custodian" under this Agreement until it delivers the Pledged Notes and Collateral Documents to a duly appointed successor Custodian or the Lender as provided in (b) below.

        (b) Appointment of Successor Custodian: Transfer of Mortgage Loans. Upon resignation of the Custodian, the Borrowers and the Lender shall have sixty
     (60) days in which to appoint and designate a successor, and the Custodian shall deliver all Pledged Notes and Collateral Documents to the Person so designated within thirty (30) days following delivery to the Custodian of written notice from the Lender setting forth the name and address of the successor custodian. If the Lender fails to designate a successor Custodian within such 60-day period, then the Custodian shall deliver possession and custody of the Pledged Notes and Collateral Documents to the Lender at the address provided in Section 10 below or as otherwise directed by the Lender.

     SECTION 9. Obligations of Custodian. The Custodian agrees to act as a fiduciary of the Lender in the performance of any obligations and duties required under this Agreement. The Custodian shall be entitled to rely upon the advice of its legal counsel from time to time and shall not be liable for any action or inaction by it in good faith and in reliance upon such advice. The Custodian shall also be entitled to rely upon any notice, document, correspondence, request or directive received by it from any other party to this Agreement that the Custodian believes in good faith to be genuine and to have been signed or presented by the proper duly authorized officer or representative thereof. The Borrowers

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agree to indemnify,  defend and hold the Custodian harmless from and against any claim, legal action, liability or loss that is initiated against or incurred by the Custodian, including court costs and reasonable attorney's fees and disbursements, in connection with the Custodian's performance of its duties under this Agreement, except as may involve bad faith or negligence on the part of the Custodian. The Custodian shall at its own expense maintain at all times during the existence of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft and loss of documents insurance, and (c) forgery insurance. All subject insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for insurance typically maintained by banks which act as custodians in similar transactions and are satisfactory to the Lender.

     SECTION 10. Notices. Any notice, demand or consent shall be conclusively deemed to have been properly given or made when duly delivered, in person, by telecopy or by overnight courier, or if mailed on the third Business Day after being deposited in the mails. Any such notice, demand or consent shall be delivered in person, by telecopy or transmitted by a recognized private courier service or deposited with the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed as follows, unless such address is changed by written notice hereunder:

    If to the Borrowers:     Industry Mortgage Company, L.P.
                             IMC Corporation of America
                             3450 Buschwood Park Drive
                             Suite 250
                             Tampa, Florida  33618
                             Attention:  George Freeman, CFO
                             Telecopier No.: ___________________________________

    If to the Lender:        Residential Funding Corporation
                             4800 Montgomery Avenue, Suite 300
                             Bethesda, MD 20814
                             Attention: Patty Erfan, Director
                             Telecopier No.: (301) 215-6330 or
                                             (301) 215-6333

    If to the Custodian:     The First National Bank of Boston
                             Trust Department
                             ___________________________________________________
                             Boston, MA 35283-0180
                             Attention: ________________________________________
                             Telecopier No.: ___________________________________

     SECTION 11. No Assignment or Delegation by Custodian. The Custodian shall not assign, transfer, pledge or grant a security interest in any of its rights, benefits or privileges hereunder nor delegate or appoint any other Person to perform or carry out any of its duties, responsibilities or obligations under this Agreement; any act or instrument purporting to effect any such assignment, transfer, pledge, grant delegation or appointment shall be void.


     SECTION 12. Right of Inspection. Upon reasonable prior and written notice to the Custodian, the Lender or any duly authorized representative of the Lender may at any time, during normal business hours, inspect and examine the Pledged Notes and Collateral Documents in the possession and custody of the Custodian at such place or places where such Pledged Notes and Collateral Documents are deposited.

     SECTION 13. Controlling Law. This Agreement and all questions relating to validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Minnesota.

     SECTION 14. Consent to Jurisdiction. The Borrowers and the Custodian each hereby agrees that any action or proceeding under this Agreement or any document delivered pursuant hereto may be commenced against it in any court of competent jurisdiction within the State of Minnesota, by service of process upon it, by first class registered or certified mail, return receipt requested, addressed to it at its address last known to the Lender. The Borrowers and the Custodian each agrees that any such suit, action or proceeding arising out of or relating to this Agreement or any other such document may be instituted in the Hennepin County, State District Court or in the United States District Court for the District of Minnesota at the option of the Lender; and each hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrowers or the Custodian in any other jurisdiction or court.

     SECTION 15. WAIVER OF JURY TRIAL. THE BORROWERS, THE CUSTODIAN AND THE LENDER EACH HEREBY (a) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (b) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWERS, THE CUSTODIAN AND THE LENDER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT OF A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER, THE BORROWERS AND THE CUSTODIAN ARE EACH HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE FOREGOING WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWERS, THE CUSTODIAN AND THE

LENDER EACH HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE OTHER PARTY, INCLUDING THE OTHER PARTY'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO ANY OF ITS REPRESENTATIVES OR AGENTS THAT THE OTHER PARTY WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.

     SECTION 16. Agreement for the Exclusive Benefit of Parties. This Agreement is for the exclusive benefit of the parties hereto, and their respective successors and permitted assigns, and shall not be deemed to create or confer any legal or equitable right, remedy or claim upon any other Person whatsoever.

     SECTION 17. Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof, including any prior custody agreements. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing executed by the parties hereto.

     SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 19. Exhibits. All Exhibits referred to herein or attached hereto are hereby incorporated by reference into, and made a part of, this Agreement.

     SECTION 20. Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the parties asserted to have granted such waiver.

     SECTION 21. Titles Not to Affect Interpretation. The titles of sections and subsections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

     SECTION 22. Provisions Separable. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other provision or provisions may be valid or unenforceable in whole or in part.

     IN WITNESS WHEREOF, the parties have entered into this Custody Agreement as of the date first set forth above.


                                  INDUSTRY MORTGAGE COMPANY, L.P,
                                  a Delaware limited partnership

                                  By: INDUSTRY MORTGAGE CORPORATION,
                                      a Delaware corporation


                                       By:  ____________________________________

                                       Its: ____________________________________
                                  Its:  General Partner


                                  IMC CORPORATION OF AMERICA,
                                  a Delaware corporation

                                  By: __________________________________________

                                  Its: _________________________________________


                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  a national banking association

                                  By: __________________________________________

                                  Its: _________________________________________


                                  RESIDENTIAL FUNDING CORPORATION,
                                  a Delaware corporation

                                  By: __________________________________________

                                  Its: _________________________________________

                                                                       EXHIBIT A

                         FORM OF LOANS WAREHOUSED REPORT

                         RESIDENTIAL FUNDING CORPORATION
                                LOANS WAREHOUSED______/________/_________

RUN:  ______, _____, 199_, _____ _M

                                INDUSTRY MORTGAGE

          LOAN LOAN NOTE UNPAID PRIN. ADVANCED WAREHOUSE PREMIUM MORTGAGOR NO. TYPE RATE BALANCE AMOUNT AMOUNT AMOUNT


A QUALITY
LOANS - 00001


Allocation Total:  # of Loans: _____

B QUALITY
LOANS - 00002


Allocation Total:  # of Loans: _____

C QUALITY
LOANS - 00003


Allocation Total:  # of Loans: _____

D QUALITY
LOANS - 00004


Allocation Total:  # of Loans: _____

                                                                       EXHIBIT B

                        DOCUMENTATION REVIEW REQUIREMENTS
Mortgage Note

     - The Note MUST be endorsed in Blank by an authorized representative of the Borrowers. Authorized representatives are enumerated on the most recent available Corporation Resolution(s) and Certificate(s) of Incumbency. Note: Confirm per the Corporate Resolution(s) that the individual is specifically approved to execute note endorsements on behalf of the mortgage company.

     A sample endorsement in Blank follows:

     Pay to the order of ____________________________________________________.
     By:   [Industry Mortgage Company, L.P.]  [IMC Corporation of
          America]
     Signature of Authorized Representative of [Industry]
     (Title)

     -      The  Note  MUST   contain  the  ORIGINAL   SIGNATURES   of  all  the
            borrower(s)/mortgagor(s). Any changes to the face or body of the Note, i.e., white outs or cross overs, MUST be initialed by the borrower(s)/mortgagor(s).

     - Confirm that, if referenced on the Note, all original riders or attachments to the Note are attached.

     - Confirm that the loan type matches that noted in the Loans Warehoused Report.

     - Review the endorsements, if the loan was not originated directly by the Borrowers, to ensure that there is an endorsement from each previous owner. Verify that the note has been endorsed specifically to the Borrowers by the previous owner.

     - Verify that the customer included a copy of the Note with the original Note.

Deed of Trust or Mortgage

     -      Verify that the Mortgage date is the same as the Note date.

     - Confirm that the Mortgage contains the borrower/mortgagor name(s) in the typed portion of the document and that all of the borrower(s) have executed it. The name(s) should be the same as those on the Note.

     - Verify that the copy has been certified by the closing agent or the Borrowers as a "certified true copy."

     - Confirm that the legal description section is complete or that, if this section of the document indicates that the legal description is attached, that it is attached thereto and is appropriately labelled.

Interim Assignment(s) of Mortgage

     - Verify that there is a recorded or certified true copy of an assignment for every endorsement on the Note and that the mortgagor name(s) and Mortgage date match those on the Note and Mortgage.

     - Confirm that each assignment contains the legal description for the property or book and page number evidencing the recordation of the corresponding Mortgage. If the legal description section of the document indicates that the legal description is attached, ensure that it is attached thereto and that it is correct and appropriately labelled.

     -      Verify that each assignment is executed by the assignor(s).

Original Recordable Assignment of Mortgage in Blank

     - Confirm that the mortgagor name(s) and Assignment date exactly match those on the Note and Mortgage.

     - Verify that the assignment grants a beneficial interest to the assignee and that the assignee has been completed in blank. The assignment must indicate that the customer's rights, title and interest in the mortgage loan are assigned to the assignee.

     - Confirm that the document contains the legal description or property or completed Book and Page number or Document Number evidencing the recordation of the Mortgage. If the legal description section of the document indicates that the legal description is attached, ensure that it is attached thereto and that it is correct and appropriately labelled.

     - Verify that the assignment is executed by an authorized representative, as per the most recent Corporate Resolution(s) and Certificate(s) of Incumbency, of the mortgage company. Note: Confirm per the Corporate Resolution(s) that the individual is specifically approved to execute assignments on behalf of the mortgage company.

                                                                       EXHIBIT D
                     FORM OF WEEKLY COLLATERAL STATUS REPORT


Residential Funding Corporation
4800 Montgomery Avenue, Suite 300
Bethesda, MD 20814

     In accordance with the provisions of the Custodial Agreement dated as of February , 1996 (the "Custodial Agreement") among the undersigned (the "Custodian"), Industry Mortgage Company, L.P. ("Industry") and IMC Corporation of America ("IMC" and, collectively with Industry, the "Borrowers") and you (the "Lender"), the Custodian hereby certifies as follows:

     Attached hereto are schedules of (i) all Mortgage Loans pledged or to be pledged to the Lender with respect to which the Pledged Note and other Collateral Documents were received by the Custodian on or before ________, 19_, and with respect to which the Lender's security interest has not been released as provided in the Custodial Agreement, (ii) the amount of Advances outstanding under each sublimit set forth in the Credit Agreement, (iii) all Mortgage Loans with respect to which the Mortgage Note and Collateral Documents have not been delivered within five Business Days after the making of a Wet Settlement Advance, (iv) Mortgage Loans shipped to an Investor or pool custodian for purchase and not purchased within thirty (30) days after shipment, if any, (v) all Mortgage Loans shipped to the Borrowers for correction pursuant to a Trust Receipt and not returned within ten Business Days and (vi) Mortgage Loans with respect to which an Advance has been outstanding for more than the maximum period permitted under the Credit Agreement.

     The undersigned hereby acknowledges that it is holding the Pledged Notes and Collateral Documents in trust, for the benefit of the Lender, and agrees that it will comply in all respects with the requirements of the Custodial Agreement.

Dated: __________________                   THE FIRST NATIONAL BANK OF BOSTON,
                                            a national banking association


                                            By: ________________________________

                                            Its: _______________________________

cc: Industry
    IMC

                                                                       EXHIBIT E

                                SHIPPING REQUEST


To:  The First National Bank of Boston              Date: ______________________

The undersigned hereby requests The First National Bank of Boston, as agent and bailee for Residential Funding Corporation, to ship the Pledged Notes and related Collateral Documents listed on the schedule attached hereto for the purpose noted:

         [ ]     For correction or completion (Trust Receipt (Borrowers)).

                 Ship to:  Industry Mortgage Company, L.P.
                           IMC Corporation of America
                           3450 Buschwood Park Drive, Suite 250
                           Tampa, Florida  33618
                           Attention:  George Freeman, CFO

                 Ship by: ______________________________________________________

         [ ] For processing in connection with an issuance of securities (Pool Custodian).

                 Ship to:  The First National Bank of Boston
                           Trust Department
                           _________________________________
                           Boston, MA ______________________
                           Attention: ______________________

                 Ship by: ______________________________________________________

         [ ]     For sale to Investor (Bailee letter).

                 Ship to: ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________


                 Ship by: ______________________________________________________

If applicable, the Pledged Notes should be endorsed without recourse as indicated below:

                          ______________________________________________________
                          ______________________________________________________


The Pledged Notes should be shipped by:  [ ]  H.and delivery
                                         [ ]  Federal Express
                                         [ ]  Other ____________________________

The Pledged Notes and Collateral Documents are subject to a security interest in favor of Residential Funding Corporation.

                                  Sincerely,

                                  INDUSTRY MORTGAGE COMPANY, L.P.,
                                  a Delaware limited partnership

                                  By:  INDUSTRY MORTGAGE CORPORATION,
                                       a Delaware corporation

                                  By:  _________________________________________

                                  Its: _________________________________________

                                  Its: General Partner


                                  IMC CORPORATION OF AMERICA,
                                  a Delaware corporation

                                  By: __________________________________________

                                  Its: _________________________________________



cc:  Residential Funding Corporation

                                                                       EXHIBIT F



                                  TRUST RECEIPT
                                   (BORROWERS)


Industry Mortgage Company, L.P.            Date: ________________________
IMC Corporation of America                 Air Bill: ____________________
3450 Buschwood Park Drive                  Re: __________________________
Suite 250
Tampa, Florida 33618
Attention: George Freeman, CFO


     Enclosed with this Trust  Receipt are the  Collateral  Documents  listed on
Schedule 1 attached hereto to be held by you as pledgee.

     Residential Funding Corporation ("RFC") has and will continue to have a security interest under the Uniform Commercial Code of the State of Minnesota in the Collateral Documents pursuant to that certain Warehousing Credit and Security Agreement (the "Agreement") between RFC and you, and that the Collateral Documents have been delivered to you by THE FIRST NATIONAL BANK OF BOSTON, RFC's agent and bailee (the "Custodian"), solely for correction or completion.

     You agree to hold the Collateral Documents, in trust, for RFC and subject to RFC's direction and control. You shall immediately return the Collateral Documents, or the proceeds thereof, if received by you, on RFC's demand, or if no demand has been made by RFC, in any event within ten (10) Business Days after the date of receipt by you of the Collateral Documents.

     No deviation in performance of the terms of any previous Trust Receipt will alter any of your duties or responsibilities as set forth in this Trust Receipt. If any action is taken by RFC to recover the Collateral Documents or the proceeds thereof, the prevailing party shall be entitled to recover all attorney's fees, expenses and costs from the nonprevailing party as a result of such action.

     By accepting the Collateral Documents for correction or completion, you are bound by the terms of this Trust Receipt, and have acknowledged receipt of the Collateral Documents, whether or not you sign or return this Trust Receipt to RFC. We ask that you promptly date, sign and return a copy of this Trust Receipt to the Custodian at the following address:

                        THE FIRST NATIONAL BANK OF BOSTON
                        _________________________________
                        _________________________________
                        _________________________________
                        Attention: ______________________

     All capitalized terms used herein, which have not been defined herein, shall have the meanings given them in the Agreement.


THE FIRST NATIONAL BANK OF BOSTON,       RECEIPT ACKNOWLEDGED:
as Agent and Bailee for                  INDUSTRY MORTGAGE COMPANY, L.P.
Residential Funding Corporation          a Delaware limited partnership

By: _________________________            By: INDUSTRY MORTGAGE CORPORATION,
                                             a Delaware corporation
Its: ________________________
                                             By: _______________________________
                                             Its: ______________________________
                                         Its: General Partner

                                         IMC CORPORATION OF AMERICA,
                                         a Delaware corporation


                                         By: ___________________________________

                                         Its: __________________________________

                                         Date: _________________________________

Enclosures

                                                                       EXHIBIT G

                                   BAILEE LETTER

               (Investor)                           Date:
- ---------------------------------------                   ----------------------
               (Address)                             Air Bill:
- ---------------------------------------                        -----------------
           (City, State. Zip)                        Seller:
- ---------------------------------------                     --------------------
Attention:
          ----------------------------

     Enclosed with this Bailee Letter are __________ original promissory notes evidencing the mortgage loans described on the attached schedule, along with other related documents (hereinafter collectively referred to as the "Pledged Mortgages"), for your inspection prior to purchase from the above-referenced Seller. A security interest in the Pledged Mortgages and proceeds thereof has been granted to RESIDENTIAL FUNDING CORPORATION ("RFC"), in accordance with Seller's Warehousing Credit and Security Agreement with RFC.

     Pledged Mortgages now or hereafter delivered to you are to be held by you as a bailee and agent for the benefit of RFC, subject to only RFC's direction and control until released as provided herein. Immediately upon purchase by you, the purchase proceeds ("Purchase Proceeds") of the Pledged Mortgages must be wire transferred in immediately available funds to:

     ______________________________              Account No.____________________
     ______________________________              Attn: _________________________
     ABA No._______________________              Re: ___________________________


RFC has no obligation to release its security interest in the Pledged Mortgages unless RFC receives the Purchase Proceeds for the Pledged Mortgages in an amount not less than $_______. RFC acknowledges that the Purchase Proceeds for the Pledged Mortgages may be less than the advanced amount set forth on the attached schedule. RFC will only release its security interest in the Pledged Mortgages if the Purchase Proceeds are not reduced by adjustments or offsets unrelated to the Pledged Mortgages. Subject to the foregoing, upon RFC's receipt of the Purchase Proceeds, RFC's security interest in the Pledged Mortgages shall terminate without further action.

     Pledged Mortgages which are not accepted for purchase must be returned immediately to the Custodian, at ______________, __________________________,
____________________, to the attention of _______________, _________________, or in any event, within thirty (30) days after the date of this letter. RFC reserves the right at any time, prior to receipt of the Purchase Proceeds, to demand the delivery of the Pledged Mortgages.

     You are not to honor any communications from Seller relating to any Pledged Mortgages without the written consent of RFC, or until RFC has received Purchase Proceeds. You are not to deliver any Pledged Mortgages to any person or entity other than the Custodian or RFC without the written consent of RFC. In no event shall the Pledged Mortgages enclosed herein be returned to Seller.

     No deviation in performance of the terms of any previous Bailee Letter will alter any of your duties or responsibilities as set forth in this Bailee Letter.

     By accepting the Pledged Mortgages for inspection, you are bound by the terms of this Bailee Letter, and the notices stated herein, whether or not you sign or return this Bailee Letter to the Custodian. We ask that you promptly date, sign and return a copy of this Bailee Letter to the Custodian at ______________________, ______________________________,
________________________________________________
Attention: __________________________________, ______________________.

THE FIRST NATIONAL BANK OF BOSTON,
as Agent and Bailee for                     RECEIVED AND ACKNOWLEDGED:

Residential Funding Corporation             Investor: ____________________


By: _______________________________         By: ________________________________

Its: ______________________________         Its: _______________________________

                                            Date: ______________________________
Enclosures

                                                                       EXHIBIT H

                            LIMITED POWER OF ATTORNEY


KNOW ALL MEN BY THESE PREMISES:


     That, INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership ("Industry"), and IMC CORPORATION OF AMERICA, a Delaware corporation ("IMC" and, collectively with Industry, the "Borrowers"), having their office located at 3450 Buschwood Park Drive, Suite 250, in the City of Tampa, State of Florida, does by these presents make, constitute and appoint THE FIRST NATIONAL BANK OF BOSTON, a national banking association, its true and lawful Attorney-in-Fact, with full power and authority to sign, execute, acknowledge, deliver, file for record, and record any instrument on its behalf and to perform such other act or acts as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any promissory note (the "Mortgage Note") payable to the order of or endorsed in the name of the Borrowers and evidencing a mortgage loan, the origination or purchase of which has been financed under that certain Warehousing Credit and Security Agreement dated as of March 1, 1996, by and between Residential Funding Corporation and the Borrowers, as the same may be amended or supplemented (the "Credit Agreement").

     This appointment shall apply to the following enumerated transactions only:

        (a) The endorsement in blank or in the name of Residential Funding Corporation or any purchase thereof of any Mortgage Note evidencing a mortgage loan financed under the Credit Agreement.

     The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

     Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of Attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

     This instrument is to be construed and interpreted as a Limited Power of Attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a General Power of Attorney.

     The rights, power and authority of the Attorney-in-Fact shall commence and be in full force and effect as of the date of execution hereof, and such rights, powers and authority shall remain in full force and effect thereafter until the earlier of the payment in full of all obligations of the Borrowers under the Credit Agreement or revocation by the undersigned of this Limited Power of Attorney by giving written notice to the Attorney-in-Fact. No revocation by the Borrowers of the power granted under this Limited Power of Attorney shall affect the ability of The First National Bank of Boston to exercise the power granted hereunder with respect to any Mortgage Note evidencing a mortgage loan financed under the Credit Agreement prior to receipt of written notice of the revocation in the manner prescribed in the Credit Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                  INDUSTRY MORTGAGE COMPANY, L.P,
                                  a Delaware limited partnership

                                  By:  INDUSTRY MORTGAGE CORPORATION,
                                       a Delaware corporation

                                        By: ____________________________________

                                        Its: ___________________________________
                                  Its:  General Partner


                                  IMC CORPORATION OF AMERICA,
                                  a Delaware corporation

                                  By: __________________________________________

                                  Its: _________________________________________

STATE OF _______________)
                        ) ss
COUNTY OF  _____________)

     On ____________________, 1996, before me, a Notary Public, personally appeared ________________________ the ______________ of INDUSTRY MORTGAGE
CORPORATION, a Delaware corporation, which is the General Partner of INDUSTRY MORTGAGE COMPANY, L.P., a Delaware limited partnership, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.

                                          ______________________________________
                                         Notary Public
 (SEAL)                                  My Commission Expires: ________________


STATE OF _______________)
                        ) ss
COUNTY OF  _____________)

     On ____________________, 1996, before me, a Notary Public, personally appeared ________________________, the ______________ of IMC CORPORATION OF
AMERICA, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entities upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                          ______________________________________
                                         Notary Public
 (SEAL)                                  My Commission Expires: ________________

     - Confirm that the assignment is in recordable form with appropriate corporate seal (if required) and notarized.

                                                                       EXHIBIT C

                     FORM OF DAILY COLLATERAL STATUS REPORT

Residential Funding Corporation
4800 Montgomery Avenue, Suite 300
Bethesda, MD 20814

     In accordance with the provisions of the Custodial Agreement dated as of February ___, 1996 (the "Custodial Agreement") among the undersigned (the "Custodian"), Industry Mortgage Company, L. P. ("Industry") and IMC Corporation of America ("IMC" and, collectively with Industry, the "Borrowers") and you (the "Lender"), the Custodian hereby certifies as follows:

     Attached hereto is a schedule of (a) all Pledged Mortgages and Pledged Subwarehousing Mortgages listed on the Loans Warehoused Report received by the Custodian today, (b) all Pledged Mortgages and Pledged Subwarehousing Mortgages with respect to which the Lender has received the Release Amount today, and (c) all Pledged Mortgages against which Wet Settlement Advances were outstanding prior to today and with respect to which the Custodian received the Collateral Documents today.

     With respect to each Mortgage Loan (i) with respect to which an Advance, other than a Wet Settlement Advance, was made today, or (ii) with respect to which Wet Settlement Advances were outstanding prior to today and with respect to which the Custodian received the Collateral Documents today, except to the extent described in a written statement attached hereto,

                  (1) The  Custodian  is in  possession  of, or has  shipped  in accordance with the Custodial Agreement, the original executed Mortgage Notes listed on the schedule attached hereto, one copy of each such Mortgage Note and the related Collateral Documents;

                  (2) The obligor,  principal amount,  interest rate, note date, note date and loan type for each Mortgage Note referred to in a Loans Warehoused Report previously received by the Custodian coincide with those stated in such Loans Warehoused Report;

                  (3) Each Mortgage Note bears the original  signature(s) of the mortgagor(s), any changes in the Mortgage Note have been initialed by the mortgagor(s), all riders and attachments to each Mortgage Note are included, each Mortgage Note has been endorsed to the  order  of the  Borrowers  or  a  Subwarehousing  Borrower,  as
             applicable, by the named payee and all interim assignees, if required, and has been endorsed in blank without recourse by the
             Borrowers  or  a  Subwarehousing   Borrower,   as  applicable;

                  (4) The  Custodian  is in  possession  of, or has  shipped  in accordance with the Custodial Agreement, copies, certified as true by the closing agent(s), of the related Mortgages and intervening assignments of such Mortgages corresponding to the endorsements on the related Mortgage Note and executed by the mortgagee or prior assignee, evidencing a complete chain of title from the named mortgagee thereon to the Borrowers or a Subwarehousing Borrower, as applicable;

                  (5) The date on each  Mortgage  is the same as the date on the related Mortgage Note.

                  (6) The legal  description  on each  Mortgage is complete or a legal description is attached, and each assignment of Mortgage contains the same legal description as or appropriate recording information for of the original Mortgage.

                  (7) The  Custodian  is in  possession  of, or has  shipped  in accordance with the Custodial Agreement, an original assignment of each Mortgage in recordable form for such Mortgage, and the mortgagor name(s) and the mortgage date on each such assignment exactly match those on the related Mortgage Note and the Mortgage;

                  (8) The Custodian has not received notice of another Person's security interest in any Pledged Mortgage;

                  (9) The  documents  referred  to in (1) through (7) above have not been mutilated, damaged, torn or otherwise physically altered; and

                  (10) The Company Worksheet and related documents  delivered to the Custodian with respect to each Mortgage Loan indicates either that such Mortgage Loan is not subject to Section 32 of Regulation Z (12 CFR Section 226.32) or, if such Mortgage Loan is subject to
             Section 32, that all required disclosure and other documentation has been delivered to the mortgagor.

     The undersigned hereby acknowledges that it is holding such Pledged Notes and Collateral Documents in trust, for the benefit of the Lender, and agrees that it will comply in all respects with the requirements of the Custodial Agreement.

Dated: _______________________

                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  a national banking association

                                  By: __________________________________________

                                  Its: _________________________________________
CC: Industry
    IMC

     IN WITNESS WHEREOF, the parties have entered into this Custody Agreement as of the date first set forth above.


                                    INDUSTRY MORTGAGE COMPANY, L.P.,
                                    a Delaware limited partnership

                                    By:  INDUSTRY MORTGAGE CORPORATION,
                                         a Delaware corporation


                                         By:
                                            ------------------------------------

                                         Its: CHIEF OPERATING OFFICER
                                              ----------------------------------
                                    Its:  General Partner


                                    IMC CORPORATION OF AMERICA,
                                    a Pennsylvania corporation

                                    By:
                                         ---------------------------------------

                                    Its: CHIEF OPERATING OFFICER
                                         ---------------------------------------

                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  a national banking association


                                  By:
                                     __________________________________________

                                  Its: _________________________________________


                                  RESIDENTIAL FUNDING CORPORATION,
                                  a Delaware corporation


                                  By:   DONNA A. WEST
                                      ------------------------------------------

                                  Its: DIRECTOR
                                       -----------------------------------------

                                      -13-


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